Dreyfus

      Pennsylvania

      Intermediate

      Municipal Bond Fund

      SEMIANNUAL REPORT May 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                         Dreyfus Pennsylvania Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund, covering the six-month period from December 1, 2001 through May 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

We have recently seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, prices of stocks and many bonds have fluctuated widely. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among U.S. corporations have buffeted the financial markets, making the short-term movements of stocks and bonds particularly volatile.

Indeed, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the opportunities or worried about the challenges presented for growth or income under current market conditions, we encourage you to think first of your long-term goals and attitudes toward risk. As always, we urge you to talk with a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
June 17, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Pennsylvania Intermediate Municipal Bond Fund perform relative to its benchmarks?

For the six-month period ended May 31, 2002, the fund achieved a total return of 2.55% .(1) The Lehman Brothers 7-Year Municipal Bond Index, the fund's current benchmark, and the Lehman Brothers 10-Year Municipal Bond Index, the fund's previous benchmark, achieved total returns of 3.19% and 2.95%, respectively, for the same period.(2) Additionally, the fund is reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 2.36% .(3) The fund's benchmarks are broad-based measures of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund and market's performance reflected changing economic conditions, including declining interest rates during the first two months of the reporting period. The fund's return lagged those of its current and previous benchmarks, primarily because the out-of-favor bonds in which the fund invested had not yet returned to favor among investors.

What is the fund's investment approach?

The fund seeks as high a level of federal and Pennsylvania state tax-exempt income as is consistent with the preservation of capital. We also seek a competitive total return, which includes both income and changes in share price

To achieve these objectives, we conduct rigorous analysis of each individual bond' s structure. Within the context of our bond structure analyses, we strive to maximize both income and total return consistent with the fund's objectives.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

First, we try to allocate between one-quarter and one-half of the total portfolio to bonds that we believe have the potential to offer attractive total returns. We typically look for bonds that are selling at a discount to face value because they may be temporarily out of favor among investors. Our belief is that prices of these bonds will rise as they return to favor over time. Second, for the remainder of the portfolio we look for bonds that can potentially provide consistently high current yields. We also try to ensure that we select bonds that are most likely to obtain attractive prices if and when we decide to sell them in the secondary market.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. and Pennsylvania economies were in recession and struggling to recover from the devastating effects of the September 11 terrorist attacks. In an attempt to stimulate renewed economic growth, the Federal Reserve Board (the "Fed" ) continued its aggressive interest-rate reduction campaign, as the benchmark federal funds rate fell to its lowest level in 40 years. The Fed's efforts were apparently successful, and the U.S. economy gradually began to recover soon after the start of 2002. Pennsylvania' s economy has participated in the economic upturn, and the state continues to rank among the most fiscally sound in the nation because of its conservative management policies. As a result, the supply of new intermediate-term municipal bonds from Pennsylvania issuers remains relatively thin.

As you may recall from our shareholder report of November 30, 2001, the fund had benefited greatly from its holdings of discount bonds, which enjoyed price appreciation as they returned to favor among investors seeking to maximize total returns while interest rates fell. When these bonds reached prices that we considered fully valued, we sold them and locked in profits. By the time the current reporting period began on December 1, 2001, there were few discount bonds left in the fund' s portfolio. Instead, we began to focus on "cushion bonds," which are relatively defensive, income-oriented securities selling either at face value or at modest premiums to the prices they will command when redeemed early -- or "called" -- by their issuers. These types of securities tend to perform best when the economy improves, interest rates rise and the municipal bond market declines.


As of the end of the reporting period, the economic recovery has not been strong enough to warrant interest-rate hikes, and the municipal bond market has continued to rally. As a result, the fund's holdings of cushion bonds have not yet returned to favor among investors, and the fund's total return has therefore lagged those of its current and previous benchmarks.

What is the fund's current strategy?

We have maintained the fund' s relatively defensive positioning, which is designed to produce competitive levels of tax-exempt income in today's low interest-rate environment, while potentially preserving capital if and when the economy recovers and interest rates begin to rise. Although we do not expect the Fed to increase short-term interest rates in the immediate future, we expect it to do so when the economy gains sufficient momentum.

Accordingly, we have continued to focus primarily on out-of-favor, income-oriented bonds. Bonds with these characteristics have historically appealed to individual investors in challenging markets and may help to ensure a liquid market when we choose to sell them. As always, we are prepared to change our strategy as market conditions evolve.

June 17, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-PENNSYLVANIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund



May 31, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.9%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--92.6%

Albert Gallatin Area School District

   5.15%, 9/1/2014 (Insured; MBIA)                                                            1,220,000                1,259,333

Allegheny County Hospital Development Authority,

  Revenue (Magee Women's Hospital)

   5.875%, 10/1/2002 (Insured; FGIC)                                                            500,000                  506,840

Berks County Municipal Authority, Health, Hospital and

  Nursing Home Revenue (Phoebe-Devitt Homes

   Project) 5.50%, 5/15/2011                                                                    965,000                  948,334

Big Beaver Falls Area School District

   5.25%, 3/15/2015 (Insured; MBIA)                                                           1,720,000                1,758,545

Butler Area Sewer Authority, Sewer Revenue:

   Zero Coupon, 1/1/2010 (Insured; FGIC)                                                        600,000                  430,854

Cambria County 5.875%, 8/15/2008 (Insured; FGIC)                                                850,000                  925,659

Cambria Township Water Authority, Industrial User

   Revenue 6%, 12/1/2002 (LOC; Banque Paribas)                                                  620,000                  621,941

Clarion Municipal Authority, Revenue

  (Clarview Personal Care)

   5.75%, 6/15/2013 (Insured; FGIC)                                                             445,000                  446,286

Clinton County Industrial Development Authority, PCR

   (International Paper Co. Project) 5.375%, 5/1/2004                                           500,000                  511,155

Delaware County Industrial Development Authority,

   Revenue (Martins Run Project) 5.60%, 12/15/2002                                              750,000                  747,848

Erie School District

   Zero Coupon, 9/1/2009 (Insured; FSA)                                                       1,010,000                  744,572

Harrisburgh Authority, Office and Parking Revenue

   5.75%, 5/1/2008                                                                            1,200,000                1,312,536

Harrisburg Redevelopment Authority

   Zero Coupon, 11/1/2016 (Insured; FSA)                                                      2,000,000                  953,340

Horsham Water Authority, Water Revenue

   5.25%, 11/15/2011 (Insured; AMBAC)                                                           510,000                  533,062

Lebanon County Good Samaritan Hospital Authority,

  Revenue (Good Samaritan Hospital Project):

      5.85%, 11/15/2007                                                                         845,000                  873,434

      6%, 11/15/2009                                                                          1,500,000                1,533,765

McKeesport Area School District

   Zero Coupon, 10/1/2009 (Insured; FGIC)                                                     1,070,000                  784,631

Monroe County Hospital Authority, HR

   (Pocono Medical Center) 5.50%, 1/1/2012                                                    1,095,000                1,161,488


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Norristown:

   Zero Coupon 12/15/2011                                                                     1,465,000                  929,235

   Zero Coupon 12/15/2013                                                                       735,000                  413,393

State of Pennsylvania

   5.125%, 9/15/2011 (Insured; AMBAC)                                                         2,000,000                2,113,340

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                              545,000                  569,863

Pennsylvania Economic Development Financing

  Authority, RRR (Northampton Generating Project)

   6.40%, 1/1/2009                                                                            2,000,000                2,035,300

Pennsylvania Finance Authority, Revenue
   (Penn Hills Project)
   5.25%, 12/1/2013 (Insured; FGIC)                                                           2,045,000                2,119,908

Pennsylvania Higher Educational Facilities Authority,

  Revenue:

    Health Services (University of Pennsylvania

         Health Services) 5.35%, 1/1/2008                                                     3,995,000                4,166,386

      (State System for Higher Education)

         5.25%, 12/15/2014 (Insured; AMBAC)                                                   1,600,000                1,666,672

      (UPMC Health System):

         6%, 1/15/2013                                                                        1,995,000                2,123,039

         6%, 1/15/2014                                                                        1,580,000                1,667,895

Pennsylvania Housing Finance Agency,

  Single Family Mortgage:

      5.95%, 10/1/2003                                                                          365,000                  379,815

      6.20%, 4/1/2005                                                                           410,000                  416,613

      6.20%, 10/1/2005                                                                          420,000                  427,896

      5.75%, 4/1/2006                                                                           400,000                  427,264

      6.10%, 4/1/2006                                                                           455,000                  463,650

      5.75%, 10/1/2006                                                                          415,000                  443,112

      6.10%, 10/1/2006                                                                          465,000                  474,849

      5.90%, 10/1/2008                                                                        1,075,000                1,148,885

      5.45%, 10/1/2014                                                                        4,000,000                4,074,840

Pennsylvania Industrial Development Authority, EDR

   7%, 1/1/2006 (Insured; AMBAC)                                                                795,000                  897,197

Pennsylvania Infrastructure Investment Authority,

  Revenue (Pennvest Loan Pool Program)

   6%, 9/1/2005 (Insured; MBIA)                                                                 155,000                  170,272

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Intergovernmental Coop Authority,

  Special Tax Revenue (Philadelphia

  Funding Program):

      5.50%, 6/15/2011 (Insured; FGIC)                                                        2,000,000                2,099,040

      5.25%, 6/15/2016 (Insured; FGIC)                                                        1,200,000                1,241,688

      5.50%, 6/15/2016 (Insured; FGIC)                                                        2,000,000                2,064,500

Philadelphia:

   5.70%, 11/15/2006 (Insured; FGIC)                                                            370,000                  399,323

   Airport Revenue (Philadelphia Airport System)

      5.75%, 6/15/2008 (Insured; AMBAC)                                                       1,000,000                1,065,240

   Water and Wastewater Revenue:

      5.50%, 6/15/2003 (Insured; FGIC)                                                        1,000,000                1,038,840

      5.75%, 6/15/2013 (Insured; MBIA)                                                        2,150,000                2,254,770

Philadelphia Hospitals and Higher Education Facilities

  Authority, Revenue:

      (Children's Seashore House) 7%, 8/15/2003                                                 345,000                  354,763

      (Community College) 5.90%, 5/1/2007

         (Prerefunded 5/1/2004) (Insured; MBIA)                                                 445,000  (a)             483,862

      (Jefferson Health System):

         4.30%, 5/15/2006                                                                       500,000                  511,490

         5%, 5/15/2011                                                                        2,500,000                2,546,750

      (Temple University Hospital) 6.50%, 11/15/2008                                          2,770,000                2,921,325

Philadelphia Municipal Authority, LR:

   6%, 7/15/2003                                                                                260,000                  265,470

   5.40%, 11/15/2006 (Insured; FGIC)                                                            500,000                  525,340

Sayre Health Care Facilities Authority, Revenue

  (Guthrie Health):

      6.25%, 12/1/2013                                                                        1,800,000                1,946,448

      6.25%, 12/1/2014                                                                        1,000,000                1,072,010

Southeast Pennsylvania Transportation Authority,

  Special Revenue:

    6.50%, 3/1/2004

         (Insured; FGIC) (Escrowed to Maturity)                                                  85,000                   91,199

      5.875%, 3/1/2009

         (Insured; FGIC) (Prerefunded 3/1/2005)                                                  45,000  (a)              49,109

Trinity Area School District

   5.20%, 11/1/2012 (Insured; FSA)                                                            1,235,000                1,301,023

West Jefferson Hills School District

   5.25%, 8/1/2015 (Insured; FGIC)                                                            2,280,000                2,317,392

Westmoreland County:

   Zero Coupon, 12/1/2006 (Insured; FGIC)                                                     1,500,000                1,288,740

   Zero Coupon, 12/1/2008 (Insured; FGIC)                                                     1,590,000                1,228,339


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

York County Hospital Authority, Revenue (Lutheran

   Social Services Health Center) 6.25%, 4/1/2011                                             1,000,000                  970,890

Yough School District

   Zero Coupon, 10/1/2007 (Insured; FGIC)                                                     1,000,000                  822,180

U.S. RELATED--3.3%

Puerto Rico Commonwealth Highway and Transportation

   Authority, Highway Revenue 5.40%, 7/1/2006                                                 2,000,000                2,074,000

Puerto Rico Electric Power Authority, Power Revenue:

   5.90%, 7/1/2002                                                                              250,000                  250,880

   6%, 7/1/2006                                                                                 225,000                  241,828

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $72,360,851)                                                                                                 74,609,486
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--2.4%
------------------------------------------------------------------------------------------------------------------------------------

Allegheny County Industrial Development Authority,

  Health and Housing Facilities Revenue, VRDN

  (Longwood at Oakmont Project)

   1.75% (SBPA; Fleet National Bank)                                                          1,000,000  (b)           1,000,000

Schuykill County Industrial Development Authority,

  RRR, VRDN (Northeast Power Co.)

   1.60% (LOC; Dexia Credit Local of France)                                                    900,000  (b)             900,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $1,900,000)                                                                                                   1,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $74,260,851)                                                                              98.3%              76,509,486

CASH AND RECEIVABLES (NET)                                                                          1.7%               1,305,479

NET ASSETS                                                                                        100.0%              77,814,965

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond
                        Assurance Corporation

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FSA                 Financial Security Assurance

HR                  Hospital Revenue

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

SBPA                Standby Bond Purchase Agreement

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              45.6

AA                               Aa                              AA                                               18.9

A                                A                               A                                                18.1

BBB                              Baa                             BBB                                              12.7

F1                               Mig1                            SP1                                               2.5

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     2.2

                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(C) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D) AT MAY 31, 2002, THE FUND HAD $20,286,401 OR 26.1% OF NET ASSETS, INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDANT UPON REVENUES GENERATED FROM HEALTH CARE PROJECTS.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

May 31, 2002 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  74,260,851  76,509,486

Cash                                                                    310,029

Interest receivable                                                   1,032,419

Receivable for shares of Beneficial Interest subscribed                  13,055

Prepaid expenses                                                         10,362

                                                                     77,875,351
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            32,639

Accrued expenses                                                         27,747

                                                                         60,386
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       77,814,965
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      75,255,537

Accumulated undistributed investment income--net                        127,007

Accumulated net realized gain (loss) on investments                     183,786

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      2,248,635
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       77,814,965
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 5,741,628

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.55

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,904,285

EXPENSES:

Management fee--Note 3(a)                                              223,204

Shareholder servicing costs--Note 3(b)                                  39,609

Professional fees                                                       21,099

Prospectus and shareholders' reports                                    10,297

Custodian fees                                                           6,829

Registration fees                                                        6,730

Trustee's fees and expenses--Note 3(c)                                   4,303

Loan commitment fees--Note 2                                               789

Miscellaneous                                                            7,037

TOTAL EXPENSES                                                         319,897

Less--reduction in management fee due to
  undertaking--Note 3(a)                                               (21,503)

NET EXPENSES                                                           298,394

INVESTMENT INCOME--NET                                               1,605,891
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                172,690

Net unrealized appreciation (depreciation) on investments              109,732

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 282,422

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,888,313

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                             May 31, 2002            Year Ended
                                               (Unaudited)    November 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,605,891             3,047,772

Net realized gain (loss) on investments           172,690               833,163

Net unrealized appreciation (depreciation)
   on investments                                 109,732             1,958,795

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,888,313             5,839,730
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (1,585,954)           (3,047,772)

Net realized gain on investments                 (831,597)             (162,652)

TOTAL DIVIDENDS                                (2,417,551)           (3,210,424)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   8,428,186            13,432,384

Dividends reinvested                            1,895,795             2,439,304

Cost of shares redeemed                        (6,016,348)           (9,203,120)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        4,307,633             6,668,568

TOTAL INCREASE (DECREASE) IN NET ASSETS         3,778,395             9,297,874
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            74,036,570            64,738,696

END OF PERIOD                                  77,814,965            74,036,570

Undistributed investment income--net              127,007                    --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       624,766               986,681

Shares issued for dividends reinvested            140,965               179,643

Shares redeemed                                  (447,090)             (676,591)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     318,641               489,733

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                              May 31, 2002(a)                             Year Ended November 30,
                                                                  ------------------------------------------------------------------

                                                (Unaudited)          2001           2000           1999           1998        1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.65          13.12          12.87         13.73           13.44       13.18

Investment Operations:

Investment income--net                                 .29(b)         .59            .61           .59             .60         .60

Net realized and unrealized
   gain (loss) on investments                          .05            .56            .31          (.76)            .30         .26

Total from Investment Operations                       .34           1.15            .92          (.17)            .90         .86

Distributions:

Dividends from investment
   income--net                                        (.29)          (.59)          (.61)         (.59)           (.60)       (.60)

Dividends from net realized
   gain on investments                                (.15)          (.03)          (.06)         (.10)           (.01)         --

Total Distributions                                   (.44)          (.62)          (.67)         (.69)           (.61)       (.60)

Net asset value, end of period                       13.55          13.65          13.12         12.87           13.73       13.44
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TOTAL RETURN (%)                                      2.55(c)        8.94           7.38         (1.30)           6.76        6.67
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .80(d)         .78            .80           .80             .80         .80

Ratio of net investment income
   to average net assets                              4.32(d)        4.36           4.72          4.41            4.35        4.52

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .06(d)         .04            .10           .12             .13         .13

Portfolio Turnover Rate                               8.45(c)       27.47          34.68         45.37           26.03       23.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      77,815         74,037         64,739        71,677          73,963      64,928



(A) AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.26% TO 4.32%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO DECEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED

(D)  ANNUALIZED


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last

                                                                  The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,152 during the period ended May 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.


The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2001 was as follows: tax exempt income $3,047,772 and ordinary income $162,652. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from December 1, 2001 through May 31, 2002 to reduce the management fee paid by the fund, to the extent that, if the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $21,503 during the period ended May 31, 2002.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2002, the fund was charged $17,676 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2002, the fund was charged $14,718 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including on redemptions through the use of the fund's exchange privilege. During the period ended May 31, 2002, redemption fees charged and retained by the fund amounted to $49.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2002, amounted to $6,714,911 and $6,188,649, respectively.


At May 31, 2002, accumulated net unrealized appreciation on investments was $2,248,635, consisting of $2,300,062 gross unrealized appreciation and $51,427 gross unrealized depreciation.

At May 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to December 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $107,070 increase in accumulated undistributed investment income-net and a corresponding $107,070 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on November 30, 2001.

The effect of this change for the period ended May 31, 2002 was to increase net investment income by $19,937, increase net unrealized appreciation (depreciation) by $2,501 and decrease net realized gains (losses) by $22,438. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Pennsylvania
                        Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  105SA0502